Exhibit 99.1

Contact:	Jennifer-Robyn Meier
Goldleaf Financial Solutions, Inc.
407.481.0090

Goldleaf Financial Solutions Acquires DataTrade
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Company’s remittance and item processing solutions extend Goldleaf’s presence in the transaction processing sector

BRENTWOOD, Tenn. (May 1, 2007) – Goldleaf Financial Solutions, Inc. (NASDAQ:GFSI), a provider of integrated technology-based solutions designed to improve the performance of financial institutions, today announced the acquisition of Springfield, Mo.-based DataTrade. DataTrade provides financial software and services to more than 300 financial institutions and corporations, ranging in size from Fortune 100 companies to community financial institutions.

Founded in 1990 as a banking software company, for the past sixteen years DataTrade has developed financial software solutions that automate and improve financial processes. DataTrade’s current banking and financial software offerings include remote deposit, checkscan, remittance/lockbox, voice response, report management and document imaging. In addition, DataTrade provides conversion services that specialize in digital-to-digital conversion and migration services for document images, check images, statements, computer output to laser disk (C.O.L.D) reports and data.

“The value proposition of this acquisition is simple – it brings new products to strengthen and broaden our product offering, while also expanding our customer base,” said Lynn Boggs, CEO of Goldleaf Financial Solutions. “For several years, through both acquisition and organic growth, Goldleaf has been strategically building one of the most comprehensive payment processing platforms in the market. This acquisition furthers that goal by expanding our presence and our customer reach in the transaction processing space.”

According to Goldleaf executives, this acquisition nicely complements the Company’s recent acquisition of Community Banking Systems (CBS). DataTrade has a strong history in legacy data conversion, and through its solutions, community banks that acquire item processing and data imaging can ensure legacy data is migrated and brought current.

“DataTrade has always been committed to providing the highest return on investment to our customers,” said Colin McAllister, chairman and CEO of DataTrade. “Building out our respective product synergies to benefit the community bank marketplace is a key to this acquisition. Both of our companies value end-to-end payments, and bringing our solutions together allows the community bank market to optimize their payment platform for maximum profitability.”

DataTrade will become a business unit of Goldleaf, with members of the executive management team remaining with the Company.

-MORE-

GFSI Acquires DataTrade

May 2, 2007

Boggs continued, “By acquiring leaders in the payments space, we believe Goldleaf is building significant domain knowledge that allows us to offer greater flexibility and innovation in banking technology for our customers. As the payments space becomes more tightly integrated, Goldleaf is dedicated to giving customers more options to find solutions that meet their unique needs in today’s contracting market.”

About Goldleaf Financial Solutions, Inc.
Goldleaf Financial Solutions, Inc. (GFSI) offers a fully featured strategic product suite that provides core data processing, item processing, check and document imaging, ACH origination and processing, remote check capture and deposit processing, accounts receivable financing solutions, teller automation, turn-key leasing solutions, Web site design and hosting and retail inventory management services. The Company’s full suite of products and services enables financial institutions and their small- to medium-sized business customers to better compete more effectively in today’s aggressive financial services marketplace, grow their trusted financial relationships and provide increased profitability through the efficient use of technology and an expanded community presence. For more information about Goldleaf or its line of products for community financial institutions, please visit the Company at www.goldleaf.com.

Certain statements made in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forwardlooking statements are based on management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results or performance to materially differ from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks and uncertainties, including, without limitation, risks and uncertainties associated with the Company’s ability to identify, complete or integrate acquisitions, achieve anticipated financial performance, achieve its growth plans, or to offer products and services that enhance the competitiveness of its clients. These risks and uncertainties are in addition to other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the section entitled “Risk Factors” in its annual report on Form 10-K for the year ended December 31, 2006. The Company cautions investors that any forward-looking statements made by the Company are not necessarily indicative of future performance. The Company is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this document by wire services or Internet services.

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